UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2010
__________________________________________

Lakeland Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-15535	13-3115216
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

701 Koehler Avenue, Suite 7, Ronkonkoma, New York 11779-7410
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (631) 981-9700

                           Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders.

Lakeland Industries, Inc. (the “Company”) held its annual meeting of stockholder on  June 16, 2010, and the following matters were voted on at that meeting:

Proposal 1: The election of the following directors, who will serve for three years and until their respective successors are elected and qualified:

Director	For	Withheld	Broker non-votes
Raymond J. Smith	3,503,082	453,277	1,349,788
Duane W. Albro	3,487,040	469,319	1,349,788

Proposal 2: The ratification of the appointment of the independent registered public accounting firm Warren, Averett, Kimbrough & Marino, LLC was approved by the following vote:

For	Against	Abstain	Broker non-votes
5,048,132	237,701	20,314	0

Proposal 3: A shareholder proposal re: Declassifying the Company’s staggered Board of Directors was approved by a very thin margin of the following votes:

For	Against	Abstain	Broker non-votes
2,045,987	1,879,842	30,530	1,349,788

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKELAND INDUSTRIES, INC. (Registrant)

Date: June 18, 2010	By:	/s/ Christopher J. Ryan
Name: Christopher J. Ryan
Title: President & CEO